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                                                                   EXHIBIT 10.14

                         TRANSITION SERVICES AGREEMENT


       THIS TRANSITION SERVICES AGREEMENT ("Agreement") entered into with effect as of the ______ day of March, 2000 (the "Effective Date").

       BY AND BETWEEN:

              NORTEL NETWORKS NA INC., a Delaware corporation and a wholly-owned subsidiary of Nortel Networks Inc. ("NNI"), with offices located at 4401 Great America Parkway, Santa Clara, CA 95052 on behalf of itself and its Affiliates (hereinafter referred to as "NNNAI"),

       AND:

              NETGEAR, INC., a corporation organized and existing under the laws of Delaware, with offices located at 4401 Great America Parkway, Santa Clara, CA 95052 (hereinafter referred to as "NETGEAR").

                                    RECITALS:

       WHEREAS, prior to the Effective Date, NETGEAR was a wholly-owned subsidiary of NNNAI; and

       WHEREAS, until the Effective Date, NNNAI, together with its parent companies NNC and NNI (collectively, "Nortel Networks"), have provided administrative, financial, management and other services to NETGEAR; and

       WHEREAS, from and after the Effective Date, NETGEAR desires Nortel Networks to continue to provide management, consulting and financial services to NETGEAR and Nortel Networks is willing to provide such services to NETGEAR on the terms and subject to the conditions set forth herein;

       NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    SECTION 1
                               TRANSITION SERVICES

       1.1 DEFINITIONS

       Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed to such terms in the Purchase Agreement.

       "Affiliate" means any person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with, another person or entity.



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       "Services" means (i) the services described on Schedule 1.1 attached hereto, (ii) such other services as may be agreed to in writing from time to time by NETGEAR and Nortel Networks, as evidenced by an amendment to Schedule
1.1 attached hereto pursuant to Section 8.11 (Amendment) hereof; and (iii) the Services, with such modifications as are required to reflect changes in Nortel Networks' procedures, policies and services as described in Section 1.6(c) (Policies and Procedures) hereof, whether or not evidenced by an amendment. NETGEAR may unilaterally elect to terminate some or all of the Services, by delivering written notice to Nortel Networks of its desire to terminate, not less than thirty (30) days prior to the effective date of such termination.

       1.2 PARTIES

       For the convenience of the parties hereto, and/or for more favorable tax treatment or any other reason, the parties agree that the delivery and acceptance, respectively, of Services under this Agreement may be made directly by the parties hereto, and/or indirectly through an Affiliate of such party. In any instance where a particular Service hereunder is to be either delivered or accepted by an Affiliate instead of a party hereto, a blanket work order with respect to such Service substantially in the form of Exhibit A hereto (an "Order"), shall be executed by NETGEAR (or Affiliate of NETGEAR, as applicable) and accepted by Nortel Networks (or an Affiliate of Nortel Networks, as applicable). The entities that issue and accept any such Order shall, upon such issuance and acceptance, become parties to this Agreement as of such date, as fully and completely as if they had executed this Agreement on the date hereof. Such Order shall create contractual rights and obligations under this Agreement solely between the entity that issues such Order and the entity that accepts it. Additionally, in the case of Nortel Networks, certain Services may be provided by a third-party provider with whom Nortel Networks or a Nortel Networks Affiliate has contracted for such Service. In such instances, Nortel Networks or the Nortel Networks Affiliate who has contracted with such third-party provider shall be the party to this Agreement that is deemed to be providing such Service through its third-party subcontractor.

       1.3 AGREEMENT TO PROVIDE SERVICES

       Subject to the terms and conditions hereof, during the Term (as hereinafter defined), NETGEAR hereby engages Nortel Networks, and Nortel Networks hereby accepts such engagement, to provide Services to NETGEAR, either directly or through an Affiliate as provided in Section 1.2 (Parties). NETGEAR acknowledges and agrees that access to and use of the Services is provided solely for the use of NETGEAR (or its Subsidiaries or Affiliates pursuant to an Order) during the Term of the Agreement. NETGEAR shall not allow access to or use of Services by any third party without the prior written consent of Nortel Networks, which consent may be granted or withheld in Nortel Networks' sole discretion. NETGEAR shall use its best efforts to become independent of Nortel Networks with respect to each of the Services as soon as commercially practicable.



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       1.4 TERMINATION TEAM

       Nortel Networks and NETGEAR shall each appoint an employee to be responsible for planning the process through which NETGEAR will become independent of Nortel Networks with respect to each of the Services by no later than the end of the Term (or such earlier date as may be specified on Schedule 1.1), through NETGEAR providing the service for itself or directly engaging third parties to provide such services. These individuals (the "Termination Team") shall meet no less frequently than monthly.

       1.5 PERIODIC REVIEW

       NETGEAR and Nortel Networks agree to jointly review the status of the Termination Team's efforts, the Services and fees listed on Schedule 1.1 on a regular basis, but in no event less frequently than quarterly. If such review indicates that amendments are necessary, as a result of changes in scope, volume, frequency or nature of the Services requested or otherwise, and such proposed amendments are agreeable to both parties, such amendments shall be implemented pursuant to Section 9.11 (Amendments) hereof.

       1.6 LIMITATIONS

       Nortel Networks and/or NETGEAR agree as follows, as applicable, and NETGEAR hereby acknowledges the following limitations with respect to Nortel Networks' provision of the Services:

              1.6.1 MANNER OF PERFORMANCE

              Nortel Networks agrees that it will endeavor to perform the Services hereunder with the same degree of care, skill and diligence with which it performs similar services for itself, consistent with past practices, including, without limitation, with respect to the type, quality and timeliness of such services, subject to variation in the provision of such Services that may be inherent in the plan of Services requested by NETGEAR hereunder (including without limitation, where a service related to any Service to be provided hereunder is provided by NETGEAR for itself or by a third party, or differences in quality and timeliness, if any, that may be caused by a Firewall (as defined herein.) Other than the foregoing, Nortel Networks makes no representations or warranties hereunder with respect to any Service, including without limitation any warranty of noninfringement.

              1.6.2 AVAILABILITY OF SERVICES

              If Nortel Networks shall cease to provide a particular Service for itself, Nortel Networks may cease to provide such similar Service(s) to NETGEAR, effective as of the later of (i) the time that Nortel Networks ceases to provide such Service for itself, or
              (ii) following thirty (30) days' notice to NETGEAR. NETGEAR acknowledges that the demand for Services may exceed Nortel Networks' available capacity to provide such Services, making it necessary for Nortel



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              Networks to prioritize requests for Services or take other steps to manage efficiently the provision of such Services. The management of the Services shall be left to the reasonable judgment of Nortel Networks, provided, however, that, in prioritizing requests for services, Nortel Networks shall, in the ordinary course, consider the needs of NETGEAR to be no less important than its own needs or the needs of its Affiliates.

              1.6.3 POLICIES OR PROCEDURES

              The Services will be provided by Nortel Networks in accordance with Nortel Networks' policies and procedures. NETGEAR agrees to abide by such policies and procedures, which may change from time to time. Nortel Networks reserves the right to make corresponding changes to the Services provided hereunder. Any such change shall be evidenced as soon as practicable by an amendment to Schedule
              1.1 pursuant to Section 9.11 (Amendments) hereof, to the extent an amendment is deemed necessary by Nortel Networks or NETGEAR. When changes permitted under this Section 1.6.3 are made to the Services, such Services, as changed, shall immediately be subject to the provisions of this Agreement and deemed to be "Services" for all purposes hereunder, whether or not such changes are ever evidenced by an amendment to this Agreement and/or its Schedules.

              1.6.4 NEW AGREEMENTS; AMENDMENTS TO EXISTING AGREEMENTS

              NORTEL Networks' obligation to provide Services under this Agreement shall not be deemed to require Nortel Networks to enter into any new agreements or amendments to existing agreements (including without limitation supply, leasing or licensing agreements), or make any additional purchases, solely to provide Services to NETGEAR. However, if Nortel Networks or a Nortel Networks Affiliate elects to enter into any such new agreement or an amendment to an existing agreement specifically to provide Services to NETGEAR, the costs of such agreement or amendment that are allocable to the provision of Services to NETGEAR will be charged to NETGEAR.

              1.6.5 TECHNOLOGY AND IMPROVEMENTS

                     (i)    Nortel Networks Technology.

                     Except as may be provided in the Intellectual Property License Agreement between Nortel Networks and NETGEAR dated as of March _, 2000, any Nortel Networks processes, techniques, hardware, software, copyrights, patents, practices or other technical or proprietary matter related to, arising from, or used in connection with, the performance of the Services ("Technology"), and any improvement, modification or new development in the Technology ("Improvement"), shall be the sole and exclusive property of Nortel



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                     Networks. To the extent necessary to give effect to the
                     foregoing, upon Nortel Networks' request, NETGEAR shall promptly, and cause its employees, agents and contractors to promptly: (a) disclose all information and provide copies of all documents relating to such Improvement to Nortel Networks; (b) assign all right, title and interest in any such Improvement to Nortel Networks; and (c) execute such documents and do such other acts as Nortel Networks may reasonably request.

                     (ii)   Third Party Technology.

                     NETGEAR acknowledges that the provision of Services may require that NETGEAR have access to software licensed by Nortel Networks or a Nortel Networks Affiliate from a third party. Accordingly, Nortel Networks, to the extent of its legal right so to do, if any, hereby grants to NETGEAR a sublicense under rights Nortel Networks or a Nortel Networks Affiliate may have, if any, in such third party software, but only to the extent necessary to effect the provision of Services hereunder. Nothing herein shall require Nortel Networks or a Nortel Networks Affiliate to acquire additional rights to sublicense such rights from any third party. NETGEAR shall indemnify and hold harmless Nortel Networks and its Affiliates from any and all claims and liabilities (including legal fees and expenses) arising out of NETGEAR'S use of such third party software.

       1.7 INSURANCE

       Services related to insurance shall be provided for the types of insurance specified on Schedule 1.7, but only so long as Nortel Networks continues to own in excess of fifty percent (50%) of the equity of NETGEAR on a fully-diluted basis. After such time, NETGEAR shall be responsible for obtaining its own insurance. This Section 1.7 constitutes notice to NETGEAR from Nortel Networks with respect to these matters, and NETGEAR shall mark its records accordingly and be responsible for obtaining replacement insurance policies at the proper time.

                                    SECTION 2

                    TERM OF AGREEMENT; DEFAULT; TERMINATION

       2.1 TERM AND TERMINATION

       The term ("Term") of this Agreement shall commence on the date hereof and continue until termination. The Agreement shall terminate upon the earliest to occur of the following: (a) mutual agreement of the parties; (b) six months from the Effective Date; (c) the occurrence and continuation of a Default by one party, and the delivery by the non-defaulting party to the defaulting party of a written demand for termination; (d) Nortel Networks' termination of this Agreement pursuant to Section 2.2 hereof; (e) NETGEAR'S written notification of its desire for



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termination of all of the Services, pursuant to the provisions of Section 1.1 hereof; or (f) the cancellation or termination of all of the Services as provided in Section 5.2 (Remedies);

       2.2 TERMINATION BY NORTEL NETWORKS

       In addition to the grounds for termination set forth in Section 2.1 (Term and Termination) hereof, this Agreement may be terminated by Nortel Networks in its sole discretion in the event of (i) the sale of all or substantially all of the assets or capital stock of NETGEAR to any of the entities set forth on
Schedule 2.2, (ii) a merger with any of the entities set forth on Schedule 2.2 in which NETGEAR is not the surviving corporation, or (iii) an assignment by NETGEAR, without the prior written consent of Nortel Networks, of NETGEAR'S rights under this Agreement to an affiliate or subsidiary in which any of the entities set forth on Schedule 2.2 is, directly or indirectly, a 5% or greater shareholder. NETGEAR shall promptly notify Nortel Networks of any such sale, merger or intended assignment, and if Nortel Networks elects to terminate this Agreement, it shall so notify NETGEAR and such termination shall be effective upon NETGEAR'S receipt of such notice.

       2.3 EFFECT OF TERMINATION

       Upon termination of this Agreement by either Party:

              (a) NETGEAR shall pay all undisputed amounts or charges owed to Nortel Networks as provided in this Agreement, provided that NETGEAR shall have the right to set-off any amounts or charges owed to Nortel Networks against any amounts owing to NETGEAR by Nortel Networks pursuant to this Agreement. In the event that the aggregate amount owing by Nortel Networks to NETGEAR is less than the aggregate amount owing by NETGEAR to Nortel Networks, NETGEAR shall pay the net amount in full within forty-five (45) days of termination.

              (b) Nortel Networks shall complete all partially completed Services and shall then cease to provide Services hereunder. Provided NETGEAR has made all payments required pursuant to paragraph (a) above, Nortel Networks shall deliver to the locations designated by NETGEAR within three (3) weeks of the date of termination, all deliverables, if any, with respect to such Services, in exchange for payment by NETGEAR of all amounts due with respect to such Services.

              (c) NETGEAR shall return all Nortel Networks Confidential Information (as defined in Section 7.1 (Confidential Information), and property furnished by Nortel Networks to NETGEAR hereunder to the locations designated by Nortel Networks, and under Nortel Networks' supervision, destroy or erase all copies of such Nortel Networks Confidential Information in the possession of NETGEAR or any Affiliate thereof or any of their respective employees, consultants, agents, representatives, contractors or subcontractors, including copies on paper or other hard copy and copies on computer or other storage media.



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       2.4 DEFAULT

              (a) Either party shall be deemed to be in default (such defaults, together with the defaults described in Section 2.4(b), each a "Default") hereunder upon the occurrence of any one or more of the following events with respect to it:

                     (i) Failure to perform or fulfill any obligation or condition of this Agreement to be performed or fulfilled by such party, if such failure continues for thirty (30) days (or such longer period of time as is agreed by the parties to be reasonably necessary to allow such party to so perform or observe such obligation) after written notice thereof is given by the other party; or

                     (ii) The making of any general assignment or arrangement for the benefit of creditors, the filing of a voluntary or involuntary petition in bankruptcy by or against such party under any bankruptcy or insolvency law or similar proceeding, the appointment of a trustee or receiver or the commencement of a similar proceeding to take possession of, or the attachment or other judicial seizure of, substantially all of such party's assets, or the taking by such party of any action in furtherance of the foregoing.

              (b) NETGEAR shall be deemed to be in default hereunder if it fails to make any payment when due hereunder, if such failure continues for thirty (30) days after such payment was due, unless such payment is being actively contested in good faith by NETGEAR.

       2.5 SURVIVAL

       Notwithstanding any termination of this Agreement, (i) the terms of Sections 1.6.5 (Technology & Improvements), Section 4 (Fees, Expenses and Invoices), Section 5 (Exculpation and Indemnity), Section 9.2 (Governing Law) and Section 7.4 (Irreparable Harm; Remedies) and this Section 2.5 shall survive any such termination; and (ii) any outstanding payment obligations of NETGEAR to Nortel Networks, and all provisions of this Agreement relating to payment of amounts due, shall survive any such termination, until all such sums are paid in full.

                                    SECTION 3
                                     RECORDS

       Nortel Networks shall keep and maintain books and records related directly to the performance of the Services, at a summary level, consistent with its customary accounting and business practices. Upon NETGEAR'S written request and at NETGEAR'S expense, Nortel Networks shall keep and maintain books and records at a greater level of detail. At NETGEAR'S request, Nortel Networks shall provide NETGEAR with access to such records for the purpose of copying and/or auditing them, during normal business hours at Nortel Networks' offices. Upon termination of this Agreement and payment of all amounts due hereunder, Nortel



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Networks shall, at NETGEAR'S request, transfer to NETGEAR historical data of
NETGEAR relating to the Services, so long as NETGEAR has paid all amounts due hereunder.

                                    SECTION 4
                           FEES, EXPENSES AND INVOICES

       4.1 FEES

       In consideration for its performance of the Services, NETGEAR shall pay to Nortel Networks (or, if applicable and so requested by Nortel Networks, the Nortel Networks Affiliate or third party that performed the Service), the fees set forth in Schedule 1.1.

       4.2 EXPENSES

       Except for those expenses which are otherwise covered by the fees set forth in Schedule 1.1, NETGEAR shall reimburse Nortel Networks (or, if applicable and so requested by Nortel Networks, the Nortel Networks Affiliate or third party that paid such expense) for (i) reasonable out-of-pocket expenses incurred by and paid by such Service provider, including but not limited to travel and lodging expenses incurred pursuant to NETGEAR'S request, (ii) amounts expended with respect to claims and litigation pertaining to the Services (including settlement costs and reasonable expenses associated therewith, such as attorneys' fees and expenses and court costs), (iii) the expenses attributable to constructing, on behalf of Nortel Networks and/or NETGEAR, a Firewall pursuant to Section 7.3 hereof, and (iv) any other fees or expenses that NETGEAR has agreed to pay pursuant to this Agreement.

       4.3 INVOICES

       Nortel Networks shall submit or cause to be submitted to NETGEAR invoices for the fees and expenses due pursuant to this Agreement approximately thirty
(30) days after such fees and expenses have been incurred. Each invoice shall:
(i) identify the applicable Services to which the invoice relates, (ii) provide summary details of the fees payable for each such Service and (iii) specify the total amount payable, to whom such amounts are payable, and certain taxes as specified in Section 4.5. All invoices for amounts payable hereunder shall be due and payable thirty (30) days from the date of the applicable invoice.

       4.4 DISPUTED INVOICES

       In the event that NETGEAR disputes the amount of any invoice or portion thereof, NETGEAR shall pay the undisputed portion of such invoice and shall send to Nortel Networks along with such payment a written notice of such dispute. Within ten (10) business days of Nortel Networks' receipt of such notice, and for a period of ten (10) business days (or such longer period as shall be agreeable to the parties), Norte] Networks shall make available to NETGEAR or its designee, during normal business hours at a location designated by Nortel Networks, all documentation in the possession of Nortel Networks or a Nortel Networks Affiliate reasonably necessary to enable NETGEAR to review the invoice, the data on which it was based and the methods by which amounts due were computed or determined. If, upon completion of such review, Nortel Networks and NETGEAR are not in agreement as to the amount of the



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invoice, the dispute shall be referred to a nationally-recognized firm of certified public accountants agreed to by the parties, for a final binding decision as to the correct amount. Such amount shall be paid by NETGEAR to Norte] Networks within five (5) business days of notification to NETGEAR of such amount.

       4.5 TAXES

       The fees for the Services set forth in Schedule 1.1 hereof are exclusive of taxes. NETGEAR shall withhold the amount of any tax required to be withheld from payments made to any provider of Services pursuant to this Agreement. To assist in obtaining any tax credits for the amounts withheld from payments made by NETGEAR hereunder, NETGEAR shall promptly furnish to such service provider such evidence as may be required by the applicable taxing authorities to establish that any such tax has been paid. NETGEAR shall pay to any provider of Services hereunder the amount of any applicable sales, use or service tax, value-added taxes, goods and services taxes or any other similar taxes that such service provider may be required to collect because of its performance under or in connection with this Agreement (except for any franchise tax, withholding tax (as described above or any tax imposed on such service provider's net income). Nortel Networks shall identify any such tax as a separate line item on each invoice (unless taxes are required under the law of the relevant jurisdiction to be included in the price).

                                    SECTION 5
                     EXCULPATION; INDEMNIFICATION; REMEDIES

       5.1 Except as set forth in Section 1.6.1 (Manner of Performance), NETGEAR acknowledges that Nortel Networks has made, and makes, no representations or warranties of any nature, directly or indirectly, express or implied, regarding the Services. Without limiting the generality of the foregoing, there are no warranties of merchantability or fitness for a particular purpose, express or implied, given by Nortel Networks, and no warranties with respect to software owned or licensed by Nortel Networks. NETGEAR specifically waives all rights to make any claim against Nortel Networks for breach of any other warranty of any kind whatsoever in connection with the Services.

              NETGEAR AGREES THAT NORTEL NETWORKS SHALL NOT BE LIABLE TO NETGEAR FOR ANY INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF DATA, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS, DAMAGE TO OR LOSS OF USE OF ANY PROPERTY, ANY INTERRUPTION OR LOSS OF SERVICE, OR ANY LOSS OF BUSINESS, HOWSOEVER CAUSED, OR ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.



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       5.2 NETGEAR'S Remedies

       Regardless of the nature of any claim or the form of any action that may be brought against Nortel Networks by NETGEAR as a result of or arising out of actions, errors or omissions of Nortel Networks in failing to provide the Services in the manner described in Section 1.6.1 (Manner of Performance) ("Defective Service"), NETGEAR'S sole remedy in such instance shall be (i) to demand that Nortel Networks provide the Service in the manner described in
Section 1.6.1, whereupon Nortel Networks shall in good faith attempt to provide the Services in such manner, or, (ii) if such Service cannot, for any reason except force majeure as described in Section 9.10 hereof, be provided in such manner, Nortel Networks' reimbursement to NETGEAR for any payment made by NETGEAR for Defective Service, or, if such Defective Service has not yet been paid for by NETGEAR, the cancellation of any obligation of NETGEAR to pay the fees for such Defective Service and any expenses related thereto (at which time, the obligation of Nortel Networks to provide such Service shall be cancelled). If any Service is unsatisfactory to NETGEAR, though provided by Norte] Networks in the manner described in Section 1.6.1, NETGEAR'S sole remedy shall be termination of such Service after payment of all amounts due hereunder. Except as set forth in this Section 5.2, Nortel Networks shall have no other liability whatsoever with respect to the performance of the Services hereunder or otherwise in connection with this Agreement.

       5.3 THIRD PARTY INDEMNITY

       This Agreement is for the sole and exclusive benefit of the parties, and it shall not be deemed to be for the direct or indirect benefit of any other person or entity, including without limitation either party's customers, suppliers or employees. NETGEAR shall indemnify and hold harmless Nortel Networks, and its Affiliates and each of their respective officers, directors, employees, managers, partners and agents, against and from any liability, loss, damage, cost and expense (including attorneys' fees and costs of litigation) (collectively, "Losses") arising out of or in connection with any claim or action that any person or entity (other than NETGEAR) may make or file against Nortel Networks or its officers, directors, employees, managers, partners or agents in connection with this Agreement or the Services, regardless of the standard of negligence or culpability alleged,

                                    SECTION 6
                             INDEPENDENT CONTRACTOR

       In performing the Services hereunder, Nortel Networks shall operate as and have the status of an independent contractor, subject only to the general direction of NETGEAR regarding the Services to be rendered, as opposed to the method of performance of such Services. No party's employees shall be considered employees or agents of the other party, nor shall the employees of any party be eligible or entitled to any benefits, perquisites or privileges given or extended to any of the other party's employees. Nothing contained in this Agreement shall be deemed or construed to create a joint venture or partnership between the parties. No party shall have any power to control the activities and/or operations of the other party. No party shall have any power or authority to bind or commit any other party. NETGEAR shall indemnify and hold Nortel Networks or any Nortel Networks Affiliate free and harmless from all losses, damages,



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liabilities and costs (including, without limitation, legal fees and disbursements) and amounts agreed upon in settlement or awarded in connection with any claim, suit or proceeding relating to the foregoing.

                                    SECTION 7
                           CONFIDENTIALITY AND ACCESS

       7.1 CONFIDENTIAL INFORMATION

       NETGEAR acknowledges that the procedures, operations, processes, computer programs and facilities used by Nortel Networks or its Affiliates in performing the Services are proprietary to Nortel Networks (and/or its Affiliates and/or third party suppliers), have been established and maintained at great expense, are protected as confidential information and trade secrets, are of great value to Nortel Networks and provide Nortel Networks with a substantial competitive advantage in its business. Any information of either party to this Agreement provided to or accessible by the other party in connection herewith, regardless of form, including, but not limited to all data, processes, technical drawings, designs and concepts; software programs, routines, formulae and concepts, production plans, designs, layouts and schedules; marketing analyses, plans, customer data and surveys; all matters relating to either party's finances and personnel and any other information ("Confidential Information") shall be received and held in strict confidence, used only for purposes related to this Agreement and shall not otherwise be disclosed by the other party, its agents, employees, contractors or subcontractors, without the prior written consent of the other party. "Confidential Information" as defined herein does not include any information (i) lawfully received from another source free of restriction and without breach of this Agreement, (ii) that becomes generally available to the public without breach of this Agreement, (iii) known to the receiving party at the time of disclosure free from any confidentiality obligations, or (iv) independently developed by the receiving party without resort to such confidential or proprietary information. All Confidential Information in tangible form shall be returned to the disclosing party upon its request. Upon either party's written request, the other party shall cause each of its agents, employees, contractors or subcontractors who will have access to the Confidential Information to sign a written agreement setting forth his or her individual confidentiality obligations, substantially in the form of Exhibit B, which Exhibit B is attached hereto and incorporated herein by reference. All Confidential Information shall be owned and remain the sole and exclusive property of the disclosing party, and all rights to Confidential Information shall be held in trust by the other party. Each party shall take reasonable precautions to prevent the unauthorized disclosure to outside parties of such information, except as may be necessary by reason of legal or regulatory requirements beyond the reasonable control of the recipient party.

       7.2 ACCESS

       NETGEAR agrees that it shall, without charge, provide Nortel Networks (or any Nortel Networks Affiliate or third party service provider) with such access to NETGEAR'S premises and/or personnel, and such assistance as may reasonably be required for Nortel Networks to perform its obligations under this Agreement. If NETGEAR has access (either on-site or remotely) to any of Nortel Networks' computer systems in relation to the Services, NETGEAR



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shall limit such access solely to the use of such systems for purposes of the
Services and shall not access or attempt to access any of Nortel Networks' computer systems, files, software or services other than those required for the Services, or those that are publicly available (e.g. public websites). NETGEAR shall limit such access to those of its employees, agents or contractors with a bona fide need to have such access in connection with the Services, and shall follow all of Nortel Networks' security rules and procedures for restricting access to its computer systems. All user identification numbers and passwords disclosed to NETGEAR and any information obtained by NETGEAR as a result of NETGEAR'S access to and use of Nortel Networks' computer systems shall be deemed to be, and treated as, Nortel Networks' confidential information hereunder. Nortel Networks and NETGEAR shall cooperate in the investigation of any apparent unauthorized access to any Nortel Networks computer system. These provisions concerning computer access shall apply equally to any access and use by NETGEAR of Nortel Networks' electronic mail system, Nortel Networks' electronic switched network, either directly or via a direct inward service access (DISA) feature, or any other property, equipment or service of Nortel Networks, and any third party software not proprietary to Nortel Networks but that may be accessible by NETGEAR in connection with this Agreement.

       7.3 FIREWALL PROTECTION

       Notwithstanding anything to the contrary in Section 7.2 (Access) hereof, prior to Nortel Networks' performance of certain Services, action must be taken to insulate one party's and/or its Affiliates' operations, assets, proprietary information, software or data from that of the other party and/or its Affiliates (such insulation being referred to hereinafter as a "Firewall"). Nortel Networks shall give notice to NETGEAR indicating what aspects of each party's business need to be isolated, the nature of the activities necessary to accomplish such isolation and the expected time and cost involved. Unless NETGEAR advises Nortel Networks in writing, within seven (7) business days from its receipt of Nortel Networks' notice, that NETGEAR no longer desires the Service that gave rise to the need for a Firewall, Nortel Networks shall have the right to undertake the work involved to construct a Firewall, at NETGEAR'S expense.

       7.4 IRREPARABLE HARM: REMEDIES

       Each party acknowledges and agrees that any violation or threatened violation by such party of any of the terms set forth in Section 1.6.5(i) (Nortel Networks Technology) and Section 7 hereof would cause irreparable injury to the other party, that the remedies at law for any violation or threatened violation thereof would be inadequate, and that such other party will, in addition to and not in limitation of any rights or remedies available at law or in equity, be entitled to temporary and permanent injunctive relief and specific performance without the necessity of proving actual damages.

                                    SECTION 8
                               REAL ESTATE LICENSE

       8.1 GRANT OF LICENSE

       Nortel Networks, as the owner or lessor of real property at various locations more specifically described in Schedule 8.1 attached hereto (collectively referred to as "Premises" and individually as "Premises" with a corresponding identification number as set forth in Schedule 8.1), hereby grants to the NETGEAR a license (the "Real Property License(s)") to use certain portions of each Premises (each, a "Licensed Area") for the purpose of conducting NETGEAR'S business pursuant to this Agreement, for the Term and the facility fees set forth on Schedule 1.1. During the Term, NETGEAR'S employees, contractors and agents shall have twenty-four hour access to each respective Licensed Area (through the Premises and such other access ways as are made available to Nortel Networks) and such other parts of the Premises as the parties may agree in writing. NETGEAR shall use and occupy the Licensed Areas pursuant to the reasonable rules and regulations established by Nortel Networks for each related Premises, and, if Nortel Networks is a lessee of such Premises, only as permitted under the related lease. Nortel Networks retains the right to relocate NETGEAR, at Norte] Networks' expense, to any space in a given Premises at any time, so long as such space contains at least the same number of square feet as the original Licensed Area. NETGEAR may not assign any Real Property License or further license all or any part of any Licensed Area.

       8.2 FACILITY-RELATED SERVICES

       So long as the NETGEAR is occupying any Licensed Area pursuant to this
Section 8, NETGEAR shall receive or be entitled to use certain facility-related services that are available at the related Premises to Nortel Networks' other contractors or venders occupying such Premises, but excluding any health or exercise-related facilities. Nortel Networks shall have no obligation to provide any services not provided to its other contractors or vendors occupying the Premises.

       8.3 TERMINATION OF REAL PROPERTY LICENSE

       Notwithstanding anything in Section 2.1, or in any Schedule and Exhibit attached hereto or elsewhere in this Agreement, Nortel Networks may terminate any or all Real Property Licenses at any time (a) if Nortel Networks is a lessee of such Premises and the related lease expires or is otherwise terminated, or
(b) if Nortel Networks has provided the NETGEAR with written notice that NETGEAR has violated the rules and regulations established by Nortel Networks or any third party lessor for any Premises or if the NETGEAR is otherwise in violation of a related lease, and such breach or violation is not cured within ten (10) Business Days of NETGEAR'S receipt of such notice; or (c) upon thirty (30) days written notice by Nortel Networks to the NETGEAR.

       8.4 CONDITION OF LICENSED AREAS; ALTERATIONS AND IMPROVEMENTS

       The NETGEAR hereby accepts each Premises and Licensed Area in an "as is" condition. Nortel Networks shall have no obligation to make any alteration or improvement to any Licensed

Area for NETGEAR'S use or occupancy thereof. The NETGEAR shall not make any alterations or additions to any Premises or Licensed Area without the written consent of Nortel Networks.

       8.5 FIXTURES AND EQUIPMENT

       The NETGEAR shall have the right to furnish each Licensed Area with such furniture, equipment and other assets ("Furnishings") as it sees fit, except that NETGEAR shall not install any trade fixtures without Nortel Networks' prior written consent, and Nortel Networks shall have no obligation to install any trade fixtures for or on behalf of NETGEAR. All Furnishings to be brought onto the Licensed Areas by NETGEAR are set forth on Schedule 8.5 hereto. All Furnishings shall remain at all times the property of NETGEAR, except that any Furnishings remaining in any Licensed Area after the surrender thereof by NETGEAR, shall be deemed abandoned and shall become the property of Nortel Networks without payment therefor.

       8.6 HOLDING OVER

       NETGEAR shall have no right to occupy any Licensed Area after the end of the respective License Term. If NETGEAR remains in possession of any Licensed Area after any License Term, NETGEAR shall be responsible for all damages and costs incurred by Nortel Networks as a result of such unauthorized occupancy. In addition, NETGEAR shall pay to Nortel Networks a holdover fee in an amount equal to 150% of the License Fee during the period of its unauthorized occupancy. Nothing in the preceding sentence shall be construed to grant NETGEAR any right to occupy any Licensed Area after its respective License Term.

                                    SECTION 9
                                 MISCELLANEOUS

       9.1 NOTICE

       Notices and all other communication provided for herein shall be in writing and shall be deemed to have been given to a party at the earlier of (i) when personally delivered or (ii) 72 hours after having been deposited into the custody of the local postal service, sent by first class certified mail, postage prepaid, or (iii) one day after deposit with a national overnight courier service, or (iv) upon receipt of a confirmation of facsimile transmission; in each case addressed as follows:

          If to NETGEAR:                NETGEAR, Inc.
                                        4401 Great America Parkway
                                        MS: SCI-06
                                        Santa Clara, CA 95052
                                        Attention: Patrick Lo

          If to Nortel Networks:        Nortel Networks NA Inc.
                                        4401 Great America Parkway
                                        MS: SC2-05
                                        Attention: Law Department
or to such other address as any party hereto may have furnished to the other party hereto in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

       9.2 GOVERNING LAW

       This Agreement shall be subject to and governed by the laws of the State of California, without regard to its conflicts of law principles.

       9.3 BINDING EFFECT

       This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations on assignment in Section 9.9 (Assignability) hereof.

       9.4 COUNTERPARTS

       This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

       9.5 ENTIRE AGREEMENT

       This Agreement constitutes the entire agreement between the parties and contains all of the agreements between the parties with respect to the subject matter hereof. All Schedules attached hereto are incorporated herein by reference. This Agreement supersedes any and all other agreements, either oral or written, between the parties hereto with respect to the subject matter hereof. No amendment or modification of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto.

       9.6 WAIVERS

       No waiver of any provision of this Agreement shall be implied, and no waiver shall be valid unless it is in writing and signed by the person or party to be charged. No waiver of any breach of any of the terms, provisions or conditions of this Agreement shall be construed as or held to be a waiver of any other breach, or a waiver of, acquiescence in, or consent to, any further or succeeding breach hereof.

       9.7 SEVERABILITY

       If any portion or portions of this Agreement shall be, for any reason, invalid or unenforceable, the remaining portion or portions shall nevertheless be valid, enforceable and carried into effect, unless to do so would clearly violate the present legal and valid intention of the parties hereto.

       9.8 HEADINGS

       The headings in this Agreement are inserted for convenience only and are not to be considered in the interpretation or construction of the provisions hereof.

       9.9 ASSIGNABILITY

       This Agreement may not be transferred by NETGEAR, by assignment, merger or otherwise, without the prior written consent of Nortel Networks, and any such purported transfer shall be void. Notwithstanding the foregoing, either party may, upon written notice to the other party, transfer its rights under this Agreement to any Affiliate, in which case such party shall remain jointly or severally liable with any such Affiliate for the fulfillment of all the terms and conditions hereof. Neither party shall transfer its rights or obligations under this Agreement to any Affiliate unless and until any and all required government approvals respecting such transfer have been received by Nortel Networks and NETGEAR.

       9.10 FORCE MAJEURE

       Nortel Networks shall be excused for failure to provide any Service to the extent that such failure is directly or indirectly caused by acts of God, national emergency, labor dispute, software, equipment or electrical malfunction, transportation delays, telecommunication failures, or any other event or circumstance beyond the reasonable control of Nortel Networks, but only until the cessation of such event or circumstance. In the event that Nortel Networks' performance hereunder is affected by such an event or circumstance, Nortel Networks shall promptly notify NETGEAR of same, giving reasonably full particulars thereof and, insofar as known, the probable extent to which it will be unable to perform, or will be delayed in performing, its obligations hereunder, and Nortel Networks shall use reasonable efforts to remove such force majeure.

       9.11 AMENDMENT

       No modification or amendment of this Agreement will be binding upon either Party unless in a writing expressly referencing this Agreement and duly executed by each Party.

       IN WITNESS WHEREOF, the parties have executed this Transition Services Agreement as of the date first above written.

                                        NETGEAR, INC.

                                        By: /s/ PATRICK LO
                                           -------------------------------------
                                           Name: PATRICK LO
                                           Title: CEO

                                        NORTEL NETWORKS NA INC.

                                        By. /s/ RICK TALLMAN
                                           -------------------------------------
                                           Name: RICK TALLMAN
                                           Title: Assistant Secretary

                                  SCHEDULE 1.1

                        SERVICES TO BE PROVIDED AND FEES

DESCRIPTION OF SERVICES

PART I -- Services Subject to Customary Billing. The billing methodology shall be based on Nortel Networks' internal apportionment formulas.

- Finance services customarily provided to like business units of Nortel
  Networks.

- Accounting services customarily provided to like business units of Nortel Networks (e.g., accounts receivable, accounts payable, general ledger, fixed assets and related services).

- Information system services

- Global telecommunications and network services

PART II -- Services Subject to Pass Through Billing. The billing methodology shall be based on the actual cost of Nortel Networks' occupancy of a given facility including lease charges, utilities charges, real and personal property taxes relating to the premises as described and detailed in Schedule 8.1.

                                  SCHEDULE 1.7

                                    INSURANCE

                                  SCHEDULE 2.2

           - Cisco Systems, Inc.
           - Lucent Technologies, Inc.
           - 3Com.
           - Siemens.
           - Newbridge.
           - Cabletron.
           - Ericsson.
           - Nokia.
           - Motorola.

                                                            SCHEDULE 8.1
                                                            REAL ESTATE

             [This schedule should include places with few employees, to be licensed for a term of less than 6 months.]

------------------------------------------------------------------------------------------------------------------------------------
                                                                LICENSED AREA                     APPX NO. OF
                              NORTEL ENTITY   NETGEAR ENTITY    DESCRIPTION    LEASED OR OWNED   NN BUSINESS   LICENSE    LICENSE
     PREMISES                      NAME            NAME        (APPROX. S/F)      BY NORTEL?      EE'S THERE    TERM        FEE
------------------------------------------------------------------------------------------------------------------------------------
1. CALIFORNIA               Nortel Networks
SANTA CLARA                 NA Inc.                               10,992            Leased           22        3 Months  $108,491.00
4401 Great American Pky.
------------------------------------------------------------------------------------------------------------------------------------
2. AUSTRALIA                Nortel Networks
SIDNEY                      Australia Tech-                          362               ?              2        3 Months  $6,690.00
Level 5, 118 Walker Street  nology Limited
------------------------------------------------------------------------------------------------------------------------------------
3. FRANCE                   Nortel Networks
LES ULIS CEDEX              France S.A.                              300            Leased            1        3 Months  $3,332.00
21 Ave. Due Quebec
------------------------------------------------------------------------------------------------------------------------------------
4. GERMANY                    Nortel Networks
MUNICH                        Deutschland GmbH                       396.8          Leased            2        3 Months  $3,207.00
Wamslerstrasse 9
------------------------------------------------------------------------------------------------------------------------------------
5. JAPAN                      Nortel Networks
TOKYO                         Japan                                  654.6          Leased            3        3 Months  $25,066.00
Gate City Ohsaki, East
Tower, 9th Floor
1-11-2 Ohsaki,
Shinagawa-ku,
Tokyo 141-8411
Japan
------------------------------------------------------------------------------------------------------------------------------------
6. KOREA                      Nortel Networks
SEOUL                         Korea Technology                       403            Leased            1        3 Months  $4,139.00
16F, Haesung Bldg 2           Limited
942-10, Daechi-3-dong
------------------------------------------------------------------------------------------------------------------------------------
7. SWEDEN                     Nortel Networks
STOCKHOLM                     Nordic AB                              430.6          Leased            1        3 Months  $3,387.00
Eriksgatan 115A
P.O. Box 6701
------------------------------------------------------------------------------------------------------------------------------------
8. UNITED KINGDOM             Nortel Networks
MAIDENHEAD                    Properties Limited                     300               ?              1        3 Months  $4,625.00
9300 Trans Canada Hwy
------------------------------------------------------------------------------------------------------------------------------------

                                  SCHEDULE 8.5

                              NETGEAR FURNISHINGS

DEPT  ASSET #   NT ASSET #           DESCRIPTION 1              SERIAL #           DESCRIPTION 2           LEASE/PURCH     CAP/EXP
----  -------   ----------           -------------              --------           -------------           -----------     -------
                              Smart Bit 2000                    8373            Test Equipment              Purchased
                              Smart Bit 2000                    8364            Test Equipment              Purchased
                              Smart Bit 1000                    3239            Test Equipment              Purchased
                              Pentium PC                                        ND508/520 Test Station
                              486PC                                             ZyXel Test Station
                              Pentium 100MHz PC                                 FA410 Test Station
                              Pentium PC                                        FA510 Test Station
                              Pentium PC                                        FA510 Test Station
                              Pentium PC                                        PS Series Test Station
                              Pentium PC                                        EA101 Test Station
                              Pentium PC                                        EA101 Test Station
                              Pentium PC                                        FA310 Test Station
181                           HP LaserJet 5Si MX - C3167A      USJK209705       Printer                     Purchased
181                           HP LaserJet 5Si MX - C3167A      USJK210598       Printer                     Purchased
                              HP LaserJet 5Si MX - C3167A                       Printer                     Purchased
507            1039178        NEC 6230                         7Z001220         Laptop                                     registar
507            1036924        BOXLIGHT 4000 ULTRA LIGHT DLP    217520288        Projector                   Purchased      registar
507            1037029        NEC 6230MX                       81072112         Laptop                      Purchased      registar
507            1036449        WINBOOK XL P233                  RBL256R54227S42  Laptop                      Purchased      registar
507            1030735        MAC POWERBOOK 3400C/200                           Laptop                      Purchased      registar
507            1037180        WINBOOK XL P233                  RBL256R3507L07   Laptop                      Purchased      registar
507            1042318        WinBook XL P266                  RCN456W1138507   Laptop                      Purchased      registar
507            1045570        IBM THINKPAD 600E                78-BXY04         Laptop                      Purchased      registar
507            1036220        WINBOOK XL P233 LAPTOP           SB1256R1457107   Laptop                      Purchased      registar
507                           Dell Latitude Cpi336             H9949476         Laptop
507                           Dell 19" Monitor                 2221DA67VE89     Monitor
507            expensed       HP 600 Office Jet                                 Printer                     Purchased      exp
507            1038329        WinBook XL                       RCM256R4068Z40   Laptop                      Purchased      registar
507                           Dell Latitude Cpi336             H9950697         Laptop
507                           Dell 19" Monitor                                  Monitor
507            expensed       HP 600 Office Jet                                 Printer                     Purchased      expensed
507            1041487        Toshiba 320CT                    5801442          Laptop                      Purchased
507            expensed       HP 600 Office Jet                                 Printer                     Purchased      expensed
507            1046181        Toshiba Portege 7010CT           19361415A        Laptop                      Purchased
507                           HP 570 Office Jet                                 Printer                     Purchased      expensed
507                           WinBook XL 266                   RBL256R3517L18   Laptop                      Purchased
507            expensed       HP 590 Office Jet                                 Printer                     Purchased      expensed

DEPT   ASSET#   NT ASSET #          DESCRIPTION 1                SERIAL #        DESCRIPTION 2    LEASE/PURCH    CAP/EXP
----   ------   ----------          -------------                --------        -------------    -----------    -------
52M              1049320      SONY PGC 505TR                                     Laptop            Purchased     registar
52M              1048391      IBM THINKPAD 600E               78WKL07            Laptop            Purchased     registar
507    00089     1048321      DELL LATITUDE 366               WP8Q8              Laptop            Purchased     registar
181              1031784      TOSHIBA 800CT                                      Laptop            Purchased     registar
181    00084     1032037      NEC 6050                        77001286           Laptop            Purchased     registar
181              1046902      NEC VERSA SX + doc + mon +      93120359           Laptop            Purchased     registar
                              key + ms
181    00085     1047732      DELL LATITUDE 300               WF18Q              Laptop            Purchased     registar
181    00082     1039505      TOSHIBA 750CDM                  48653258A          Laptop            Purchased     registar
181              1040578      HIQ PENTIUM II 233 MHZ                             PC Tower          Purchased     registar
181              1041013      SUN ULTRA 10                                                         Purchased     registar
181              1047085      DELL LATITUDE                   WCD7C              Laptop            Purchased     registar
                              300 + doc + mon + key + ms
181              1046530      IBM THINKPAD 560                                   Laptop            Purchased     registar
181              1037116      SUN ULTRA 2                     809FC40D                             Purchased     registar
181              1046075      NEC VERSA SX + doc + mon +      8Z120468           Laptop            Purchased     registar
                              key + ms
181    00083     1049311      CANON LC9000 FAX                UYG41256           FAX               Purchased     registar
181                           NEC 6200                                           Laptop
341              expensed     SONY NOTEBOOK PII                                  Laptop            Purchased     expensed
341              1038319      MERGE 2000 AF FLASH                                                  Purchased     registar
341              1048757      NETCOM GIGABIT ETHERNET SX SMA                                       Purchased     registar
341    00079     1047702      NETCOM SMARTBITS 2000           9844A              Test Equipt       Purchased     registar
341              1038849      NETCOM SMARTBITS 2000           8364               Test Equipt       Purchased     registar
341              1044008      IBM THINKPAD 600                1S264551U78GY232   Laptop            Purchased     registar
341              1043874      NETCOM GIGABIT SMARTCARD                                             Purchased     registar
341              1046345      NETCOM SMARTCARDS                                                    Purchased     registar
341    00046     1045290      ISO/LINK PENTIUM II SYSTEM      17582                                Purchased     registar
341              1044516      IBM THINKPAD 600                1S264551U78HC753   Laptop            Purchased     registar
341              1042601      NETCOM ETHERNET SMARTCARDS                                           Purchased     registar
341              1042137      IBM THINKPAD 600                1S264551U78AV521   Laptop            Purchased     registar
341              1041775      NETCOM SMARTBITS 2000           8373               Test Equipt       Purchased     registar
341    00086     1039409      NEC 5080                        83042671           Laptop            Purchased     registar
341    00047     1042320      SHARP MEBIUS                    80004865           Laptop            Purchased     registar
341    00048     1042319      SHARP MEBIUS                    80001835           Laptop            Purchased     registar
341    00080     1022213      NETCOM SMARTBITS 10             5116                                 Purchased     registar
341              1022211      NETCOM ET-1000                  1577                                 Purchased     registar
341              1021587      INTEL PENTIUM P90                                  PC Tower          Purchased     registar
341              1026574      ISDN NETWORK SIMULATOR                                               Purchased     registar
341              1024387      INTEL PENTIUM P166                                                   Purchased     registar
341    00049     1023461      TOSHIBA T2130CT                 12530403           Laptop            Purchased     registar
341              1021579      INTEL PENTIUM P90                                                    Purchased     registar
341              1021577      INTEL PENTIUM P90                                                    Purchased     registar
341              1019767      COMPAQ PRESARIO CDS 9548                                             Purchased     registar
341              1021585      INTEL PENTIUM P90                                                    Purchased     registar
341              1021583      INTEL PENTIUM P90                                                    Purchased     registar

DEPT    ASSET #  NT ASSET #          DESCRIPTION 1            SERIAL #          DESCRIPTION 2     LEASE/PURCH     CAP/EXP
----    -------  ----------          -------------            --------          -------------     -----------     -------
341              1021581     INTEL PENTIUM P90                                                   Purchased      registar

341              1033296     SUPERCOM NETBOX                                                     Purchased      registar

341     00054    1036999     NEC 6230MX                        81072120          Laptop          Purchased      registar

341     00045    1049043     GATEWAY INTEL 400MHZ E1200        14909816          Desktop         Purchased      registar

341              1049071     NETCOM SX SMARTCARD                                                 Purchased      registar

341              1026673     COMPAQ ARMADA 4120T                                 Laptop          Purchased      registar

341              1025117     ISDN NETWORK SIMULATOR                                              Purchased      registar

181              1007745     RICOH FAX 3100L                                                     Purchased      registar

181              1009327     TEKTRONIX 2467B                   B053956                           Purchased      registar
                             OSCILLOSCOPE

341              1048993     TEKTRONIX TDS 3054                                                  Purchased      registar
                             OSCILLOSCOPE

341              1034282     NETCOM SMARTBITS 20                 3236          Test Equipt       Purchased      registar

341              1032496     NETCOM SMARTBITS 20                 3239          Test Equipt       Purchased      registar

341              1036192     ISDN 2000AFP FLASH                                                  Purchased      registar

341              1029207     NETCOM 100BASE-X FAST                                               Purchased      registar
                             SMARTCARD

341              1029393     LAN CABLE TESTER AND CABLE                                          Purchased      registar

341              1049526     TEKTRONIX PROBE P6246                                               Purchased      registar

341              1029774     HP DIGITIZING OSCILLOSCOPE     3327A00467&495                       Purchased      registar

181     00001                SONY NOTEBOOK PII                                   Laptop          Purchased      registar

341     00002                ML-7710 10/100 Base TX Multily                     Smartcard        Purchased      registar
                             Smartcard

341     00003                ML-7710 10/100 Base TX Multily                     Smartcard        Purchased      registar
                             Smartcard

341     00004                ML-7710 10/100 Base TX Multily                     Smartcard        Purchased      registar
                             Smartcard

341     00005                ML-7710 10/100 Base TX Multily                     Smartcard        Purchased      registar
                             Smartcard

341     00006                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00007                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00008                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00009                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00010                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00011                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00012                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00013                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00014                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00015                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00016                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00017                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00018                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00019                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar
                             Smartcard

341     00020                SX-7410B 10/100 Base TX Ethernet                   Smartcard        Purchased      registar


DEPT   ASSET #   NT ASSET #            DESCRIPTION 1              SERIAL #        DESCRIPTION 2    LEASE/PURCH    CAP/EXP
----   -------   ----------            -------------              --------        -------------    -----------    -------
                              Smartcard
341    00021                  SX-7410B 10/100 Base TX Ethernet                   Smartcard         Purchased     registar
                              Smartcard
341    00022                  SX-7410B 10/100 Base TX Ethernet                   Smartcard         Purchased     registar
                              Smartcard
341    00023                  SX-7410B 10/100 Base TX Ethernet                   Smartcard         Purchased     registar
                              Smartcard
341    00024                  SX-7410B 10/100 Base TX Ethernet                   Smartcard         Purchased     registar
                              Smartcard
341    00025                  SX-7410B 10/100 Base TX Ethernet                   Smartcard         Purchased     registar
                              Smartcard
341    00026                  GX-1420A Gigabit Ethernet Copper                   Smartcard         Purchased     registar
                              Smartcard
341    00027                  GX-1420A Gigabit Ethernet Copper                   Smartcard         Purchased     registar
                              Smartcard
341    00028                  GX-1420A Gigabit Ethernet Copper                   Smartcard         Purchased     registar
                              Smartcard
341    00029                  GX-1420A Gigabit Ethernet Copper                   Smartcard         Purchased     registar
                              Smartcard
507    00030                  Compucare SYS Missouri IX                          PC Tower          Purchased     registar
507    00031                  Compucare SYS Missouri IX                          PC Tower          Purchased     registar
507    00032                  Compucare SYS Missouri IX                          PC Tower          Purchased     registar
341    00033                  20 Chl Hybrid Recorder DR130-                                        Purchased     registar
                              12-22-1D/C2
507    00034                  600 MHZ PIII System w/CD                           PC Tower          Purchased     registar
507    00035                  600 MHZ PIII System w/DVD                          PC Tower          Purchased     registar
507    00036                  600 MHZ PIII System w/DVD                          PC Tower          Purchased     registar
507    00037                  500 MHZ PIII System w/CD                           PC Tower          Purchased     registar
507    00038                  500 MHZ PIII System w/CD                           PC Tower          Purchased     registar
507    00039                  400 MHZ                                            Laptop            Purchased     registar
341    00040                  Meridian Snap Server 32G w/Raid                                      Purchased     registar
52M    00041                  Netis Technology                                                     Purchased     registar
181    00042                  Computer Market Research                           Software          Purchased     registar
52M    00043                  Precision Consulting                               Software          Purchased     registar
52M    00044                  TCN                                                Software          Purchased     registar
AU507                         Toshiba Tecra 8000               Y8014324          Laptop            Purchased     registar
AU507                         Toshiba Tecra 730XCDT            5712835           Laptop            Purchased     registar
AU507                         Nokia 6110                                         Mobile Phone      Purchased     exp
AU507                         Nokia 6110                                         Mobile Phone      Purchased     exp
FF507                         Model GH688                                        GSM Phone         Purchased     exp
FF507            338310       Compaq Armada 3500                                 Laptop            Purchased     registar
GE507            old          Toshiba Portege 660CDT           2716083           Laptop            Purchased
GE507            old          Toshiba DeskStation V+           4717462           Docking Station   Purchased
GE507            old          NET Monitor 17                   7501490TA         Monitor           Purchased
GE507            New          Toshiba Tecra 8000CDT            998D024846        Laptop            Purchased     registar
GE507            New          Dell Latitude Xpi                WK7HZ F0333-4     Laptop            Purchased     registar
GE507            New          Dell 17" Monitor                                   Monitor           Purchased     registar

-------------------------------------------------------------------------------------------------------------------------------
 DEPT     ASSET #    NT ASSET #           DESCRIPTION 1           SERIAL #         DESCRIPTION 2      LEASE/PURCH     CAP/EXP
-------------------------------------------------------------------------------------------------------------------------------
GE507                                Dell Doc                                     Docking Station      Purchased     registar
-------------------------------------------------------------------------------------------------------------------------------
JP507                                IBM ThinkPad560E           97-ATIBK          Laptop
-------------------------------------------------------------------------------------------------------------------------------
JP507                                Sony VAIO 505SX            28987600-         Laptop               Purchased     registar
                                                                 1110937
-------------------------------------------------------------------------------------------------------------------------------
JP507                                Nanao FlexScan 54T         B2175115-         Monitor              Purchased     registar
                                                                  JAPAN
-------------------------------------------------------------------------------------------------------------------------------
JP507                                Sony VAIO 505SX            28987600-         Laptop               Purchased     registar
                                                                 1117992
-------------------------------------------------------------------------------------------------------------------------------
JP507                                Dell XPSR350               T03JS             PC                   Purchased
-------------------------------------------------------------------------------------------------------------------------------
JP507                                Nanao FlexScan 54T         55399097_JAW      Monitor              Purchased
-------------------------------------------------------------------------------------------------------------------------------
JP507                                Dell GXA6233L/EM           19648625          PC
-------------------------------------------------------------------------------------------------------------------------------
JP507                                ViewSonic VPA150           EK91010861        Monitor
-------------------------------------------------------------------------------------------------------------------------------
KO507                                Dell Latitude Xpi          S42XL             PC                   Purchased     registar
-------------------------------------------------------------------------------------------------------------------------------
SE507                                IBM ThinkPad600            55206WP           Laptop               Purchased     registar
-------------------------------------------------------------------------------------------------------------------------------
SE507                                Philips 107MB              HD009847001023    Monitor              Purchased     registar
-------------------------------------------------------------------------------------------------------------------------------
GB507               325789/00731     Compaq Notebook PC         8749BB730191      Laptop               Purchased     registar
-------------------------------------------------------------------------------------------------------------------------------
GB507               A039750          Compaq Docking Station     6747BCL10710      Docking Station      Purchased     registar
-------------------------------------------------------------------------------------------------------------------------------
GB507               00732            Philips 107B Color Monitor TY109737020362    Monitor              Purchased     registar
-------------------------------------------------------------------------------------------------------------------------------
GB507                                Nokia 2110 Mobile Phone    490138            Mobile Phone         Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341                                 Tester #13                 N/A               PC Tower             Built         exp
-------------------------------------------------------------------------------------------------------------------------------
 341                                 Dual 400 server            N/A               PC Tower             Built         exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00053                     Dell Dimension XPSH266     9KOSV             PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00050                     H1Q 233MHZ                 9803025           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00051                     H1Q 150MHZ                 9709233           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00052                     GLI 90MHZ                  88112912          PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00055                     H1Q 150MHZ                 9705014           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341                                 Tester #9                  N/A               PC Tower             Built         exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00056                     H1Q 150 MHZ                9705013           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00057                     H1Q 90MHZ                  9409387           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00058                     H1Q 150MHZ                 9705016           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00059                     H1Q 150MHZ                 9709230           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00060                     H1Q 150MHZ                 9709038           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00061                     T/Link 90MHZ               MLP 069703740     PC Tower- mini       Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00062                     Power Spec PIII            7.2201E+12        PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00063                     Pentium III                P96A8400249       PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00064                     GLI 90MHZ                  88112910          PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00065                     GLI 90MHZ                  88112909          PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00066                     GLI 60MHZ                  88222232          PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00067                     GLI                        88104075          PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341                                 Tester "Rob"               N/A               PC Tower             Built         exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00068                     H1Q 150MHZ                 9709231           PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00069                     GLI 90MHZ                  88222228          PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00070                     HP VECTRA 510              US63554336        Desk Top             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341       00071                     HP Pavilion Pentium 266    5002-3651         PC Tower             Purchased     exp
-------------------------------------------------------------------------------------------------------------------------------
 341                                 Tester #18 350MHZ          N/A               PC Tower             Built         exp
-------------------------------------------------------------------------------------------------------------------------------

DEPT   ASSET #   NT ASSET #          DESCRIPTION 1              SERIAL #         DESCRIPTION 2    LEASE/PURCH    CAP/EXP
----   -------   ----------          -------------              --------         -------------    -----------    -------
341    00072                  GLI                             88101540           PC Tower          Purchased     exp
341    00073                  GLI                             88222231           PC Tower          Purchased     exp
341    00074                  HIQ 150MHZ PIII                 9709037            PC Tower          Purchased     exp
341    00075                  GLI                             88112911           PC Tower          Purchased     exp
341    00076                  ISO/LINK CELERION               17826              PC Tower          Purchased     exp
341    00077                  HIQ PENTIUM                     9804016            PC Tower          Purchased     exp
341    00078                  HIQ DUAL PENTIUM                9803179            PC Tower          Purchased     exp
341    00081                  SMARTBITS 2000                  9252                                 Purchased     exp
341    00087                  TOSHIBA - Satellite 2065CDS     69812276A          Laptop            Purchased     exp
341    00088                  DELL Dimension                  F134F              PC Tower          Purchased     exp
341                           AMD 300                         N/A                PC Tower          Built         exp
341    00090                  Scanner                         SG8AF231QS         Scanner           Purchased     exp
341    00091                  T/Link 60MHZ                    069703749          PC Tower          Purchased     exp

                                    EXHIBIT A

                                   WORK ORDER

                                   EXHIBIT B

               CONFIDENTIALITY AND INTELLECTUAL PROPERTY AGREEMENT

       I, the undersigned, acknowledge that NETGEAR, Inc. ("NETGEAR"), has a contractual relationship with Nortel Networks Corporation or an affiliate of Nortel Networks Corporation (each, a "Nortel Networks Company") related to the performance of certain "Services", as a result of which in the course of my work as an employee, agent, contractor or subcontractor of NETGEAR, or as an employee of such agent, contractor or subcontractor of NETGEAR, I may be given access to information of a Nortel Networks Company.

       In consideration of (i) a Nortel Networks Company permitting NETGEAR to disclose to me, (ii) a Nortel Networks Company's direct disclosure to me, and/or
(iii) access by me to information of a Nortel Networks Company in the course of performing Services, and in consideration of the compensation paid to me by NETGEAR or by an agent, contractor or subcontractor of NETGEAR for performance of Services, I agree as follows:

       1. I shall receive and maintain all information disclosed to or accessed by me (whether orally or in written or other tangible form or otherwise) relating to a Nortel Networks Company and all work product produced by me in strictest confidence.

       2. I shall not provide copies of any written or other tangible materials disclosed to, produced by or accessed by me to any parties to other than authorized employees of NETGEAR or the Nortel Networks Company.

       3. I shall return to the Nortel Networks Company any materials provided by the Nortel Networks Company upon request therefor.

       4. Any materials produced by me in connection with Services ("Work Product") shall be the sole property of the Nortel Networks Company, and I hereby assign whatever right, title and interest I may have or claim to such Work Product property and all rights therein, including, but not limited to, any patent, copyright, right to create derivative works, trademarks, trade secret, mask works, or other intellectual property rights, to the Nortel Networks Company, and hereby authorize any Nortel Networks Company and/or any person or entity obtaining rights directly or indirectly from such Nortel Networks Company (to the extent of such rights) to make any desired changes to the Work Product or any part thereof, to combine or use the Work Product with any other goods, products, materials, services or software in any manner desired, and to withhold my identity as an author in connection with any distribution or use of the Work Product in any manner thereof, either alone or in combination with other goods, products, materials, services or software.

       5. I shall not make use of any information disclosed to, produced by or accessed by me for any purpose other than to perform Services.

       6. The obligations hereunder are personal to me and shall continue in effect after the completion of Services, regardless of whether or not I remain associated in any manner, either directly or indirectly with NETGEAR, its agents, contractors and/or subcontractors.

       7. I acknowledge that damages may not be an adequate remedy for a breach of this agreement by me and, consequently, that an injunction and/or other appropriate equitable relief may be obtained to remedy a breach or threatened breach hereof.

                                        Signature:
                                                  ------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------